Exhibit 10.7(C)

SECOND AMENDMENT TO
DISTRIBUTION SERVICES AGREEMENT
(Wholesale Distribution)

This Second Amendment to the Distribution Services Agreement (this “Amendment”) is made and entered into as of July 31, 2012 (the “Amendment Effective Date”), by and between DYAX CORP. (“Dyax”) and ASD Specialty Healthcare, Inc. (“ASD”).

WHEREAS, Dyax and ASD entered into that certain Distribution Services Agreement, dated November 19, 2009 (the “Agreement”), pursuant to which ASD is to provide distribution services to Dyax in connection with the product Kalbitor®; and

WHEREAS, the parties desire to amend Agreement to allow ASD to perform addition services from time to time as further described below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Defined Terms.

Any capitalized terms that are used in this Amendment but not otherwise defined herein shall have the meanings ascribed to them in the Agreement or First Amendment.

 2.      Amendments.

A.	The parties agree that a new Section 2.6 shall be added to the Agreement:

“Additional Support Services: Statement of Work.  ASD shall provide certain support services relating to the sale and distribution of Product to Wholesale Customers (“Support Services”).  The specific nature of the Support Services and any additional terms and conditions applicable to such Support Services shall be set forth in a writing (each such writing, a “Statement of Work”).  Any changes to a Statement of work must be in writing and approved by both parties.  All Support Services performed under any Statement of Work shall be subject to all of the terms and conditions set forth herein.”

 3.       No Other Amendments.

Except as expressly amended hereby, the Agreement, as originally executed remains in full force and effect.  It is agreed by the parties that all references to the Agreement hereafter made by them in any document or instrument delivered pursuant to or in connection with the Agreement shall be deemed to refer to the Agreement as amended hereby.

 4.       Entire Agreement.

This Amendment and the Agreement embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter.

 5.       Counterparts.

This Amendment may be executed in multiple counterparts, each of which will be considered an original, but which together will constitute one and the same document.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers or representatives as of the Amendment Effective Date.

ASD SPECIALTY HEALTHCARE, INC.		DYAX CORP.

By:	/s/ Matt Johnson	By:	/s/R.J. Berard
Name:	Matt Johnson	Name:	R.J. Berard
Title:	COO	Title:	VP, Commercial